                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                            Mid-Peninsula Bancorp
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                             MID-PENINSULA BANCORP
                                ---------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            WEDNESDAY, MAY 22, 1996

                            ------------------------

TO THE SHAREHOLDERS:

    The Annual Meeting of Shareholders of Mid-Peninsula Bancorp will be held at 420 Cowper Street, Palo Alto, California, on Wednesday, May 22, 1996 at 5:00 p.m. for the following purposes:

    1.  To elect directors.

    2.  To transact such other business as may properly come before the Meeting.

    The   names  of  the  Board  of  Directors'  nominees  to  be  directors  of
Mid-Peninsula Bancorp are set forth in the accompanying Proxy Statement and incorporated herein by reference.

    Article IV, Section 2 of the Bylaws of Mid-Peninsula Bancorp provides for the nomination of directors in the following manner:

    "Nomination for election of directors may be made by the Board of Directors or by any holder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations shall be made in writing and shall be delivered or mailed to the President of the corporation not less than twenty-one (21) days nor more than sixty (60) days prior to any meetings of shareholders called for the election of directors; provided, however, that if less than twenty-one (21) days' notice of the meeting is given to shareholders, such notice of intention to nominate shall be mailed or delivered to the President of the corporation not later than the close of business on the tenth (10th) day following the day on which the notice of meeting was mailed; provided further, that if notice of such meeting is sent by third class mail (if permitted by law), no notice of intention to make nominations shall be required. Such notification shall contain the following information to the extent known to the notifying shareholder:

    (a) the name and address of each proposed nominee;

    (b) the principal occupation of each proposed nominee;

    (c) the number of shares of capital stock of the corporation owned by each proposed nominee;

    (d) the name and residence address of the notifying shareholder; and

    (e) the number of shares of capital stock of the corporation owned by the notifying shareholder.

Nominations not made in accordance herewith may, in the discretion of the Chairman of the meeting, be disregarded and upon the Chairman's instructions the inspectors of election can disregard all votes cast for each such nominee. A copy of this paragraph shall be set forth in a notice to shareholders of any meeting at which directors are to be elected."

    Only shareholders of record at the close of business on April 5, 1996 are entitled to notice of and to vote at this Meeting and at any postponements or adjournments thereof.

                                          By order of the Board of Directors

                                          --------------------------------------
                                                    Warren R. Thoits,
                                                        SECRETARY

Palo Alto, California
April 22, 1996

WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Mailed to Shareholders
on or about April 22, 1996

                             MID-PENINSULA BANCORP
                                PROXY STATEMENT
                    INFORMATION CONCERNING THE SOLICITATION

    This Proxy Statement is being furnished to the shareholders of Mid-Peninsula Bancorp, a California corporation (the "Corporation"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders to be held at 420 Cowper Street, Palo Alto, CA on May 22, 1996 (the "Meeting"). Only shareholders of record on April 5, 1996 (the "Record Date") will be entitled to notice of the Meeting and to vote at the Meeting. At the close of business on the Record Date, the Corporation had outstanding and entitled to be voted 1,590,943 shares of its no par value Common Stock (the "Common Stock").

    Shareholders are entitled to one vote for each share held, except that for the election of directors each shareholder has cumulative voting rights and is entitled to as many votes as shall equal the number of shares held by such shareholder multiplied by the number of directors to be elected. Each shareholder may cast all his or her votes for a single candidate or distribute such votes among any or all of the candidates as he or she chooses. However, no shareholder shall be entitled to cumulate votes (in other words, cast for any candidate a number of votes greater than the number of shares of stock held by such shareholder) unless such candidate's name has been placed in nomination prior to the voting and the shareholder has given notice at the Meeting prior to the voting of the shareholder's intention to cumulate his or her votes. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Prior to voting, an opportunity will be given for shareholders or their proxies at the Meeting to announce their intention to cumulate their votes. The proxy holders are given, under the terms of the proxy, discretionary authority to cumulate votes on shares for which they hold a proxy.

    Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke that proxy prior to its exercise. The proxy may be revoked prior to the Meeting by delivering to the Secretary of the Corporation either a written instrument revoking the proxy or a duly executed proxy bearing a later date. The proxy may also be revoked by the shareholder by attending and voting at the Meeting.

    Votes cast by proxy or in person at the Meeting will be counted by the Inspectors of Election for the Meeting. The Inspectors will treat abstentions and "broker non-votes" (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power under applicable rules of the stock exchange or other self regulatory organization of which the broker or nominee is a member) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and "broker non-votes" will not be counted as shares voted for purposes of determining the outcome of any matter as may properly come before the Meeting.

    Unless otherwise instructed, each valid proxy returned which is not revoked will be voted in the election of directors "FOR" the nominees of the Board of Directors as described in this Proxy Statement, and, at the proxy holders' discretion, on such other matters, if any, which may come before the Meeting (including any proposal to postpone or adjourn the Meeting).

    The Corporation will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to shareholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Corporation and its subsidiary, Mid-Peninsula Bank (the "Bank"), may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which will be borne by the Corporation.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    As of April 5, 1996, no individual known to the Corporation owned more than five percent (5%) of the outstanding shares of its Common Stock.

SECURITY OWNERSHIP OF MANAGEMENT

    The following table sets forth information as of the Record Date, April 5, 1996 concerning the equity ownership of directors/nominees and executive officers named in the Summary Compensation Table and directors and executive officers of the Corporation and the Bank as a group. Unless otherwise indicated, each director and executive officer listed below possesses sole voting power and sole investment power. All of the shares shown in the following table are owned both of record and beneficially except as indicated in the notes to the table. The Corporation has only one class of shares outstanding, Common Stock. There are no current arrangements known to the Corporation, that may result in a change in control of the Corporation.

                                                    NAME AND ADDRESS(1) OF      AMOUNT AND NATURE OF   PERCENT OF
TITLE OF CLASS                                         BENEFICIAL OWNER         BENEFICIAL OWNERSHIP    CLASS(2)
- ----------------------------------------------  ------------------------------  --------------------  ------------
Common Stock
No Par Value                                    Lawrence A. Aufmuth                     7,384               0.46%
Common Stock,
No Par Value                                    John F. Blokker                        25,830(3)            1.62%
Common Stock,
No Par Value                                    Allan F. Brown                         25,830(4)            1.62%
Common Stock,
No Par Value                                    Owen D. Conley                         25,030(5)            1.56%
Common Stock,
No Par Value                                    Murray B. Dey                          19,929(6)            1.25%
Common Stock,
No Par Value                                    Donald L. Hammond                      25,830(7)            1.62%
Common Stock,
No Par Value                                    David L. Kalkbrenner                   31,317(8)            1.95%
Common Stock,
No Par Value                                    R. Hewlett Lee, M.D.                    6,928(9)            0.44%
Common Stock,
No Par Value                                    Helen C. Leong                         25,830(10)           1.62%
Common Stock,
No Par Value                                    George M. Marcus                       31,974(11)           2.01%
Common Stock,
No Par Value                                    Duncan L. Matteson                     40,750(12)           2.56%
Common Stock,
No Par Value                                    Carol H. Rowland                       27,349(13)           1.71%
Common Stock,
No Par Value                                    Donald H. Seiler                       25,830(14)           1.62%
Common Stock,
No Par Value                                    Warren R. Thoits                       28,065(15)           1.76%
Common Stock,
No Par Value                                    Bruce E. Van Alstyne                   21,250(16)           1.33%
Common Stock,
No Par Value                                    Edwin E. van Bronkhorst                26,330(17)           1.65%
All directors and executive officers of the
Corporation as a group (16 persons)                                                   395,456(18)          24.79%

                                               (FOOTNOTES ARE ON FOLLOWING PAGE)

- ------------------------------
(1) The address for beneficial owners, all of whom are incumbent directors and executive officers of the Corporation and the Bank, is the address of the Corporation, 420 Cowper Street, Palo Alto, California, 94301-1504.

(2) Includes shares of common stock subject to stock options exercisable within 60 days of the Record Date.

(3) Includes 12,290 shares of common stock held as separate property by Mr. Blokker's spouse and 1,250 shares of common stock subject to stock options exercisable within 60 days of the Record Date.

(4) Includes 12,290 shares of common stock owned of record by the Vance M. Brown & Sons, Inc. Profit Sharing Plan, of which Allan F. Brown is a beneficiary, and includes 1,250 shares of common stock subject to stock options exercisable within 60 days of the Record Date.

(5) Includes 13,780 shares of common stock held with Mr. Conley's spouse as community property and 11,250 shares of common stock subject to stock options exercisable within 60 days of the Record Date.

(6) Includes 11,256 shares of common stock held jointly with Mr. Dey's spouse as trustees of the Murray B. Dey and Wendy H. Dey Trust dated April 23, 1982 and 6,550 shares of common stock subject to stock options exercisable within 60 days of the Record Date.

(7) Includes 24,580 shares of common stock held jointly with Mr. Hammond's spouse and 1,250 shares of common stock subject to stock options exercisable within 60 days of the Record Date.

(8) Includes 9,963 shares of common stock held jointly with Mr. Kalkbrenner's spouse, 9,047 shares of common stock held in Mr. Kalkbrenner's IRA account and 12,307 shares of common stock subject to stock options exercisable within 60 days of the Record Date.

(9) Includes 5,678 shares of common stock held jointly with Dr. Lee's spouse as trustees of the R. Hewlett Lee and Elizabeth P. Lee Family Trust dated July 26, 1983 and 1,250 shares of common stock subject to stock options exercisable within 60 days of the Record Date.

(10) Includes 24,580 shares of common stock held jointly with Mrs. Leong's spouse and 1,250 shares of common stock subject to stock options exercisable within 60 days of the Record Date.

(11) Includes 1,250 shares of common stock subject to stock options exercisable within 60 days of the Record Date.

(12) Includes 30,000 shares of common stock held jointly with Mr. Matteson's spouse, 9,000 shares of common stock held by the Matteson Realty Services, Inc. Defined Benefit Employees' Retirement Trust and 1,750 shares of common stock subject to stock options exercisable within 60 days of the Record Date.

(13) Includes 13,608 shares of common stock held jointly with Ms. Rowland's spouse, 7,948 shares of common stock held in Ms. Rowland's IRA account and 5,793 shares of common stock subject to stock options exercisable within 60 days of the Record Date.

(14) Includes 1,250 shares of common stock subject to stock options exercisable within 60 days of the Record Date.

(15) Includes 9,832 shares of common stock held by Mr. Thoits as Trustee of the Warren R. Thoits Trust dated December 30, 1983, 5,836 shares of common stock held by Thoits Brothers, Inc., 10,647 shares of common stock for which Mr. Thoits is the record holding trustee and 1,750 shares of common stock subject to stock options exercisable within 60 days of the Record Date.

(16) Includes 11,250 shares of common stock subject to stock options exercisable within 60 days of the Record Date.

(17) Includes 24,580 shares of common stock held jointly with Mr. van Bronkhorst's spouse as Trustees of the E. E. van Bronkhorst Trust dated July 12, 1977 and 1,750 shares of common stock subject to stock options exercisable within 60 days of the Record Date.

(18) Includes 61,150 shares of common stock subject to stock options exercisable within 60 days of the Record Date.

                                 PROPOSAL NO. 1
                    ELECTION OF DIRECTORS OF THE CORPORATION

    The  number of directors authorized for  election at this meeting is fifteen
(15). Management has nominated the fifteen (15) incumbent directors to serve as the Corporation's directors. Each director will hold office until the next Annual Meeting of Shareholders and until his successor is elected and qualified.

    All proxies will be voted for the election of the fifteen (15) nominees listed below (all of whom are incumbent directors) recommended by the Board of Directors unless authority to vote for the election of any directors is withheld. The nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Abstentions and votes cast against nominees have no effect on the election of directors. If any of the nominees should unexpectedly decline or be unable to act as a director, their proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be become unavailable and has no present intention to nominate persons in addition to or in lieu of those named below.

    The following table sets forth certain information as of the Record Date, April 5, 1996, with respect to those persons nominated by the Board of Directors for election as directors, as well as all executive officers. The Corporation knows of no arrangements, including any pledge by any person of securities of the Corporation, the operation of which may, at a subsequent date, result in a change in control of the Corporation. There are no arrangements or understandings by which any of the executive officers or directors of either the Corporation or the Bank were selected. There is no family relationship between any of the directors or executive officers.

NAME                                         AGE                                   POSITION
- ---------------------------------------      ---      ------------------------------------------------------------------
Lawrence A. Aufmuth                              51   Director of the Corporation and Director of the Bank since August
                                                      16, 1995.

John F. Blokker                                  66   Director of the Corporation and Director of the Bank since October
                                                      7, 1994 and October 9, 1987, respectively.

Allan F. Brown                                   68   Director of the Corporation and Director of the Bank since October
                                                      7, 1994 and October 9, 1987, respectively.

Owen D. Conley                                   72   Director of the Corporation and Director of the Bank since October
                                                      7, 1994.

Murray B. Dey                                    53   Executive Vice-President and Director of the Corporation and the
                                                      Bank since October 7, 1994 and October 9, 1987, respectively.

Donald L. Hammond                                68   Director of the Corporation and Director of the Bank since October
                                                      7, 1994 and October 9, 1987, respectively.

David L. Kalkbrenner                             56   President, Chief Executive Officer and Director of the Corporation
                                                      and the Bank since October 7, 1994 and October 9, 1987,
                                                      respectively.

R. Hewlett Lee, M.D.                             69   Director of the Corporation and Director of the Bank since October
                                                      7, 1994 and February 21, 1990, respectively.

Helen C. Leong                                   68   Director of the Corporation and Director of the Bank since October
                                                      7, 1994 and October 9, 1987, respectively.

George M. Marcus                                 54   Director of the Corporation and Director of the Bank since October
                                                      7, 1994 and October 9, 1987, respectively.

NAME                                         AGE                                   POSITION
- ---------------------------------------      ---      ------------------------------------------------------------------
Duncan L. Matteson                               61   Chairman of the Board and Director of the Corporation and Director
                                                      of the Bank since October 7, 1994 and October 9, 1987,
                                                      respectively.

Carol H. Rowland                                 59   First Vice-President and Chief Financial Officer (Principal
                                                      Financial and Accounting Officer) of the Corporation and the Bank
                                                      since October 7, 1994 and October 9, 1987, respectively.

Donald H. Seiler                                 67   Director of the Corporation and Director of the Bank since October
                                                      7, 1994 and October 9, 1987, respectively.

Warren R. Thoits                                 73   Director of the Corporation and Director of the Bank since October
                                                      7, 1994 and October 9, 1987, respectively.

Bruce E. Van Alstyne                             69   Director of the Corporation and Director of the Bank since October
                                                      7, 1994.

Edwin E. van Bronkhorst                          72   Director of the Corporation and Director of the Bank since October
                                                      7, 1994 and October 9, 1987, respectively.

    The following is a brief account of the business experience during the past five years of each director/nominee and each executive officer listed above.

BACKGROUND AND BUSINESS EXPERIENCE OF DIRECTORS

    LAWRENCE A. AUFMUTH is a partner in the law firm of Aufmuth, Fox, Weed & LeBlanc. He is a graduate of Brown University with a law degree from Stanford University and is certified as a Specialist in Taxation Law by the State Bar of California. From 1971 to 1988, Mr. Aufmuth was with Ware & Freidenrich in Palo Alto where he was chairman of its Tax Department. He is a former director of University Bank & Trust Company and was active in its Trust and Compensation Committees.

    JOHN F. BLOKKER is the president and chief executive officer of Luxcom, Inc., a voice, video and data communication company located in Fremont, California. He was formerly a general partner of Hambrecht & Quist Venture Partners (1985-1988) and was employed by the Hewlett-Packard Company from 1957 to 1985. His last position with Hewlett-Packard, from 1981 to 1985, was as vice president and general manager of the components group. Mr. Blokker is currently a director of Circon, Inc. and the Whittier Trust Company. He is a trustee of the Foundation for Hope, San Jose, California, a member of the Board of Overseers of the Hoover Institute, Palo Alto, California, and a member of the Board of Directors of the Cato Institute, Washington D.C.

    ALLAN F. BROWN is the chairman of Vance Brown, Inc., a construction firm located in Palo Alto, and is a managing partner of Park City Leasing. He is a native of Palo Alto and a Stanford University graduate. He was a member of the Stanford athletic board from 1979 to 1983 and is currently a member of the Stanford University major gifts committee, a director of the Peninsula Open Space Trust, a trustee of Channing House, and a trustee of the Sierra Club Foundation.

    OWEN D. CONLEY was a director and chairman of the board of directors of San Mateo County Bancorp and WestCal National Bank from 1985 to October 7, 1994. Mr. Conley has been owner, president and chief executive officer of Liberty Lease, Inc., Redwood City, an automobile, truck and equipment leasing company, since 1975.

    MURRAY B. DEY has over 30 years of banking experience and worked for Crocker National Bank from 1964 to 1986 prior to opening Mid-Peninsula Bank in 1987. From 1975 to 1982, he was the vice president and assistant manager of the main office of Crocker Bank in Palo Alto. He became the manager of that office in 1982 and held that position until 1984. From 1984 to 1986 he was the area market manager in the Palo Alto/Menlo Park area. He currently serves as a member of the board of directors, Senior Coordinating Council of Palo Alto, Inc.; is president and treasurer of the Home Equity Loan Program for Seniors, Inc.; and is a member of the Community Cabinet of the Lucile Packard Childrens' Hospital at Stanford.

    DONALD L. HAMMOND was employed by the Hewlett-Packard Company beginning in 1959, and he held various management positions within that company until his retirement in 1988 as director of HP Laboratories. He is a consultant to several companies and universities in commercialization of technology, and serves on the board of directors of four organizations. He has been a resident of the local area for more than 30 years and served 11 years on the Palo Alto Board of Education, three as president of the board. He is a member and fellow of the Institute of Electrical and Electronic Engineers and a member of the National Academy of Engineering.

    DAVID L. KALKBRENNER has over 30 years of experience in banking. He was employed by Crocker National Bank from 1963 to 1986. From 1981 to 1986, he served as first vice president and regional manager of the mid-peninsula region, with administrative offices located in Palo Alto. He was responsible for the administration of 14 full-service branches from San Carlos to Sunnyvale, a business banking center in Palo Alto and the private banking office, also located in Palo Alto. From 1977 to 1981, he was vice president and manager of the main office of Crocker Bank in Palo Alto. He is a member of the board of directors of the College of Notre Dame and is a former director of the Palo Alto Chamber of Commerce and the Community Association for the Retarded.

    R. HEWLETT LEE, M.D. is a trustee of the Palo Alto Medical Foundation and a director of the Stanford University Hospital. He was chairman of the Board of Governors of the Palo Alto Medical Foundation and executive director of the Palo Alto Medical Clinic 1981-1989, was a general and cancer surgeon at the clinic from 1956 through 1989, and was the clinic's vice director from 1964 to 1981. He was formerly a member of the Stanford Hospital Board, a past trustee of California Blue Shield (1974-1983), and is a co-founder of "Lifeguard" HMO and "TakeCare" HMO, both of which are health plans serving the Northern California area. He presently is serving on several health-related nonprofit boards.

    HELEN C. LEONG was the chairman and chief executive officer of Advanced Polymer Systems, Inc., a health-oriented company with technology focusing on health care products and pharmaceuticals from 1985 to 1988. She remains a member of the board of directors of Advanced Polymer Systems and is a scientific consultant to the company. She is on the board of directors and is a member of the compensation and investment committees of Erox Corporation and is a general partner of CLW Associates, involved in real estate investments, and is the managing partner of Leong Ventures, a venture capital group specializing in investments in health care and biotechnology. She is a member of the board of directors of the Peninsula Children's Center and the Career Action Center.

    GEORGE M. MARCUS is the founder and chairman of The Marcus & Millichap Company, the nation's fourth largest commercial real estate brokerage firm. He is currently an advisor to the University of California, Berkeley, Center for Real Estate and Urban Economics, and serves on the board of trustees of the Fine Arts Museums of San Francisco. Mr. Marcus is a former founding director of Plaza Bank of Commerce in San Jose.

    DUNCAN L. MATTESON is president of The Matteson Companies, a diversified group of real estate investment and property management corporations located in Menlo Park. He has been actively involved in the real estate investment and securities industries in the Palo Alto/Menlo Park Area since 1959. He is a member of the Executive Committee of the Stanford Heart Council, and serves as a trustee of the Palo Alto Medical Foundation. As an appointee of the Governor, Mr. Matteson is Vice President of the Board of Directors of the Cow Palace. He is the immediate past-chairman of the National Multi-Housing Council, a group of the leading apartment owners and managers throughout the United States.

    CAROL H. ROWLAND has been chief financial officer of the Bank since 1987. She served as senior vice president and chief financial officer of Burlingame Bank and Trust, Burlingame, California, from 1985 to 1987. Prior to that, she served for five years as senior vice president and chief financial officer of University National Bank & Trust Company, Palo Alto, California.

    DONALD H. SEILER is the founder and managing partner of Seiler & Company, Certified Public Accountants, in Redwood City and San Francisco. He has been a certified public accountant in San Francisco and the Peninsula area since 1952. He is presently a director of Ross Stores, Inc., serves on the audit committee of Stanford Health Services, is a past-president of the Jewish Community Federation of San Francisco, the Peninsula and Marin and Sonoma Counties. He is on the board of directors of the Peninsula Community Foundation.

    WARREN R. THOITS is a partner with the Palo Alto law firm of Thoits, Love, Hershberger & McLean. He is a native of Palo Alto and a graduate of Stanford University and its School of Law. Mr. Thoits has been very active in community and charitable organizations, having served as president of the Palo Alto Chamber of Commerce, the Palo Alto Rotary Club and as chairman of the Palo Alto Area Chapter, American Red Cross. He was formerly a member of the board of directors of Northern California Savings and Loan Association (now Great Western
Bank).

    BRUCE E. VAN ALSTYNE was a director of San Mateo County Bancorp and WestCal National Bank from 1985 to October 7, 1994. Mr. Van Alstyne has over 35 years of experience in the investment banking industry. In 1985, Mr. Van Alstyne founded the investment counseling firm of Van Alstyne and Company, Inc., located in Portola Valley. He is currently a member of the Investment Advisory Committee for the Foundation for the San Mateo County Community College District.

    EDWIN E. VAN BRONKHORST retired from the Hewlett-Packard Company in 1984 and was, prior to his retirement, senior vice president, chief financial officer and treasurer of that company and served on its board from 1962 to 1984. He currently serves as a member of the board of directors of the California Water Service Company and Nellcor Puritan Bennett and is a trustee and treasurer of the David & Lucile Packard Foundation.

    None of the Corporation's Directors is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940, whose common stock is registered pursuant to
Section 12 of the Securities Exchange Act of 1934, as amended, except for the following: Director Hammond is a director of Nellcor Puritan Bennett, a medical equipment manufacturer located in Pleasanton, California and he is a director of Tridex, Inc., a manufacturer of Ophthalmic Instruments located in Mountain View, California; Director Leong is also a director of Advanced Polymer Systems, a polymeric delivery systems company located in Redwood City, California, and a director of Erox Corporation, a manufacturer of fragrances containing synthesized human pheromones located in Fremont, California; Director Marcus is also a director of Essex Property Trust, a real estate investment trust company located in Palo Alto, California; Director Seiler is also a director of Ross Stores, Inc., a retail department store located in Newark, California; and Director Van Bronkhorst is also a director of Nellcor Puritan Bennett, a medical equipment manufacturer located in Pleasanton, California, and California Water Service Company, a water service provider located in San Jose, California.

                                   DIRECTORS

COMMITTEES OF THE BOARD OF DIRECTORS

    The Audit Committee, with the guidance of KPMG Peat Marwick LLP, conducts the Annual Directors Audit. Donald H. Seiler, Donald L. Hammond, R. Hewlett Lee, M.D., Owen D. Conley and Allan F. Brown serve on this committee, which met three
(3) times in 1995. The purpose of this committee is to review the internal controls and financial reporting for the Corporation and the Bank and to examine the findings and reports of the outside auditors and bank examiners.

    The Board of Directors has not established nominating or compensation committees. The Executive Committee performs the functions of the nominating and compensation committees. The Executive Committee has responsibility for considering appropriate candidates for election as directors of the Corporation and establishing and reviewing compensation of the chief executive officer and overall compensation of employees. Duncan L. Matteson, Edwin E. van Bronkhorst, Warren R. Thoits and David L. Kalkbrenner serve on this committee, which met five (5) times in 1995.

    The Bank's Loan Committee has responsibility for establishing loan policy and approving loans which exceed certain dollar limits. Duncan L. Matteson, Edwin E. van Bronkhorst, Allan F. Brown, David L. Kalkbrenner and Murray B. Dey serve on this committee, which met fifteen (15) times in 1995.

    The Bank's Investment Committee has responsibility for establishing investment policy and reviews the investment portfolio. Edwin E. van Bronkhorst, Helen C. Leong, George M. Marcus, Bruce E. Van Alstyne, David L. Kalkbrenner and Carol H. Rowland serve on this committee, which met five (5) times in 1995.

    All Corporation directors attended at least seventy-five percent (75%) of the aggregate of the total number of meetings of the board and committees on which they served during 1995 and all Bank directors attended at least seventy-five (75%) of the aggregate of the total number of meetings of the board and committees on which they served during 1995.

COMPENSATION OF DIRECTORS

    Directors of the Corporation received no fees for their participation in the Corporation's meetings. Directors of the Bank received $200 for each board meeting of the Bank attended. Non-employee directors of the Bank received $150 for each committee meeting attended in 1995. Non-employee directors of the Bank's Loan Committee received a $500 per month retainer as well as $150 for each meeting attended during 1995. The total fees paid to all directors of the Corporation in 1995 was $59,550.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    Set forth below is the summary compensation paid or accrued during the fiscal years ended December 31, 1993, 1994 and 1995 to David L. Kalkbrenner, Murray B. Dey and Carol H. Rowland, the only executive officers of the Corporation and the Bank.

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG TERM COMPENSATION
                                                                         ---------------------------------------
                                           ANNUAL COMPENSATION              AWARDS                     PAYOUTS
                                  -------------------------------------  -------------               -----------

         (A)              (B)        (C)        (D)           (E)             (F)           (G)          (I)           (J)
                                                                                        SECURITIES
                                                         OTHER ANNUAL     RESTRICTED    UNDERLYING                  ALL OTHER
      NAME AND                     SALARY      BONUS     COMPENSATION        STOCK       OPTIONS/       LTIP      COMPENSATION
 PRINCIPAL POSITION      YEAR      ($)(1)     ($)(2)          ($)        AWARD(S) ($)   SARS (#)(4)  PAYOUTS ($)     ($)(5)
- ---------------------  ---------  ---------  ---------  ---------------  -------------  -----------  -----------  -------------
David L. Kalkbrenner,       1995  $ 150,000  $  97,000     $   8,400          --            15,000       --         $  13,233
President and CEO           1994  $ 142,210  $  74,000     $   8,400          --         $   1,062       --         $  13,142
                            1993  $ 139,300  $  73,000     $   8,400          --         $   4,459       --         $  11,996
Murray B. Dey,              1995  $ 120,000  $  67,000     $   6,000          --            --           --         $   8,990
Exec. Vice-President        1994  $ 115,870  $  42,000     $   6,000          --         $   1,062       --         $  10,089
                            1993  $ 113,500  $  45,000     $   6,000          --         $   3,344       --         $   9,401
Carol H. Rowland,           1995  $ 107,740  $  40,000     $   4,800          --             5,000       --         $   8,045
First Vice-President        1994  $ 105,360  $  20,250     $   4,800          --         $   1,062       --         $   8,391
and CFO                     1993  $ 103,200  $  26,000     $   4,800          --         $   2,230       --         $   7,966

- ------------------------
(1) Amounts shown include cash and non-cash compensation earned and received by executive officers as well as amounts earned but deferred at the election of those officers under the 401(k) Plan. Amounts deferred under the 401(k) Plan were $8,994 in 1993, $9,240 in 1994 and $ 9,240 in 1995, respectively, for each named executive officer.

(2) Amounts indicated as bonus payments were earned for performance during 1993, 1994 and 1995, but paid in the first quarters of 1994, 1995 and 1996, respectively.

(3) No executive officer received perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of each such officer's total annual salary and bonus during 1993, 1994 or 1995.

(4) The Corporation has a 1994 Stock Option Plan (the "1994 Plan"), under which options may be granted to directors and key, full-time salaried officers and employees of the Corporation and its subsidiary. Options granted under the Plan are either incentive options or non-statutory options. Options granted under the Plan become exercisable in accordance with a vesting schedule established at the time of grant. Vesting may not extend beyond ten years from the date of grant. Options granted under the Plan are adjusted to protect against dilution in the event of certain changes in the Corporation's capitalization, including stock splits and stock dividends. All options granted to the named executive officers were incentive stock options and have an exercise price equal to the fair market value of the Corporation's Common Stock or the Bank's common stock, as applicable, on the date of grant. The amounts shown have been adjusted to give effect to a five percent stock dividend in December 1993, and the conversion ratio pertaining to the merger transaction whereby WestCal National Bank merged with and into Mid-Peninsula Bank (the "Bank") and the Bank became a wholly-owned subsidiary of the Corporation, which transaction was consummated on October 7, 1994 (the "Merger"). The terms of the 1994 Plan also apply to options to purchase shares of the Corporation's Common Stock which were originally granted under the Bank's 1987 Stock Option Plan, and assumed by the Corporation upon consummation of the Merger.

(5) Amounts shown for David L. Kalkbrenner include $2,200 in director fees, $3,050 in term life insurance premiums and $6,746 in 401(k) matching contributions in 1993, $2,600 in director fees,

    $3,612 in term life insurance premiums and $6,930 in 401(k) matching contributions in 1994 and $2,400 in director fees, $3,903 in term life insurance premiums and $6,930 in 401(k) matching contributions in 1995. Amounts shown for Murray B. Dey include, $2,655 in term life insurance premiums and $6,746 in 401(k) matching contributions in 1993, $3,159 in term life insurance premiums and $6,930 in 401(k) matching contributions in 1994 and $2,060 in term life insurance premiums and $6,930 in 401(k) matching contributions in 1995. Amounts shown for Carol H. Rowland include $1,220 in term life insurance premiums and $6,746 in 401(k) matching contributions in 1993, $1,461 in term life insurance premiums and $6,930 in 401(k) matching contributions in 1994 and $1,115 in term life insurance premiums and $6,930 in 401(k) matching contributions in 1995.

OPTION/SAR GRANTS TABLE

    The following table provides information regarding stock options granted to the named executive officers during 1995.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                 INDIVIDUAL GRANTS
- -----------------------------------------------------------------------------------
           (A)                  (B)            (C)             (D)          (E)

                             NUMBER OF
                            SECURITIES     % OF TOTAL
                            UNDERLYING    OPTIONS/SARS
                             OPTIONS/      GRANTED TO      EXERCISE OR
                               SARS       EMPLOYEES IN     BASE PRICE    EXPIRATION
NAME                        GRANTED (#)    FISCAL YEAR       ($/SH)         DATE
- --------------------------  -----------  ---------------  -------------  ----------
David L. Kalkbrenner            15,000          37.5%           12.75      01/18/05
Murray B. Dey                   --             --              --            --
Carol H. Rowland                 5,000          12.5%           12.75      01/18/05

OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE

    The following table sets forth certain information concerning unexercised options under the 1994 Plan as of April 5, 1996.

    AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR, AND FISCAL YEAR-END
                                OPTION/SAR VALUE

           (A)                     (B)              (C)              (D)               (E)
                                                                  NUMBER OF
                                                                  SECURITIES         VALUE OF
                                                                  UNDERLYING       UNEXERCISED
                                                                 UNEXERCISED       IN-THE-MONEY
                                                               OPTIONS/SARS AT   OPTIONS/SARS AT
                                                                  FY-END (#)        FY-END ($)
                                                               ----------------  ----------------

                                                                 EXERCISABLE/      EXERCISABLE/
                             SHARES ACQUIRED   VALUE REALIZED   UNEXERCISABLE     UNEXERCISABLE
NAME                         ON EXERCISE (#)       ($)(2)            (1)               (2)
- --------------------------  -----------------  --------------  ----------------  ----------------
David L. Kalkbrenner                4,889            14,863     17,224/12,894     96,401/54,601
Murray B. Dey                       1,424             4,329      10,238/1,366      61,143/6,565
Carol H. Rowland                      949             2,885      8,385/4,971      47,000/20,936

- ------------------------
(1) Adjusted to give effect to the conversion ratio pertaining to the merger transaction whereby WestCal National Bank merged with and into the Bank and the Bank became a wholly-owned subsidiary of the Corporation.

(2) The aggregate value has been determined based upon the average of the bid and asked prices for the Corporation's common stock at exercise or year-end, minus the exercise price.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

    Effective March 3, 1992, the Bank entered into a two-year employment agreement with David L. Kalkbrenner, President and Chief Executive Officer,
which provides for automatic one-year extensions until the agreement is terminated as described below. The agreement, as amended, provides for, among other things: (a) a base salary of $135,000 per year, as adjusted in the discretion of the Board of Directors; (b) a discretionary annual bonus based upon the pre-tax net profits of the Bank; (c) payment to Mr. Kalkbrenner of his base salary (reduced by the amount received by him from state disability insurance or worker's compensation or other similar insurance through policies provided by the Bank) for a period of six months if he becomes disabled so that he is unable to perform his duties; (d) four weeks annual vacation leave; (e) a $500,000 life insurance policy; (f) an automobile allowance of $700 per month; and (g) reimbursement for ordinary and necessary expenses incurred by Mr. Kalkbrenner in connection with his employment. The agreement may be terminated with or without cause, but if the agreement is terminated due to the occurrence of circumstances that make it impossible or impractical for the Bank to conduct or continue its business, the loss by the Bank of its legal capacity to contract, the Bank's breach of the terms of the agreement, or in the Bank's discretion by giving not less than 30 days' prior written notice of termination, Mr. Kalkbrenner will be entitled to receive severance compensation equal to 24 months' of Mr. Kalkbrenner's then existing base salary. The agreement further provides that in the event of a "change in control" as defined therein and within a period of two years following consummation of such change in control:
(a) Mr. Kalkbrenner's employment is terminated; or (b) any adverse change occurs in the nature and scope of Mr. Kalkbrenner's position, responsibilities, duties, salary, benefits or location of employment; or (c) any event occurs which reasonably constitutes a demotion, significant diminution or constructive termination of Mr. Kalkbrenner's employment, Mr. Kalkbrenner will be entitled to receive severance compensation in an amount equal to two and one-half times his average annual compensation for the five years immediately preceding the change in control (or such shorter time Mr. Kalkbrenner was employed by the Bank).

    Recognizing the importance of building and retaining a competent management team, in 1995, the Board of Directors of the Bank purchased life insurance policies on the lives of Mr. Kalkbrenner, Mr. Dey, Ms. Rowland and three other key employees and adopted a conditional non-qualified deferred compensation plan in a form proposed by Bank Compensation Strategies Group, and endorsed by the California Bankers Association, the American Bankers Association, as well as numerous other state banking associations in order to indirectly offset anticipated costs for certain death, disability and post-employment/retirement benefits for such employees. In March 1996, a fourth key employee was included in this plan. The Bank is the sole owner and beneficiary under the life insurance policies. Under the terms of the plan, differing death, disability and post-employment/retirement benefits are to be provided to such key employees. The terms for these agreements are intended to provide an incentive for each employee to remain with the Corporation and the Bank by defining and increasing, over the employee's term of employment, the amounts each employee will receive upon the occurrence of certain specified events, including formal retirement on or after a specified age. The agreements provide maximum annual benefit payments of Eighty-Five Thousand Dollars ($85,000) to Mr. Kalkbrenner, Sixty Thousand Dollars ($60,000) to Mr. Dey, Forty-Five Thousand Dollars ($45,000) to Ms. Rowland, and Thirty-Six Thousand Dollars ($36,000) for each other key employee. The annual benefit amount is payable in equal monthly installments over a fifteen (15) year period (ten years for Carol Rowland). In the event of an employee's death, all remaining amounts due are to be paid to the employee's designated beneficiary over the remaining payout period. Other events which may alter when payment of the annual benefit is to begin, or the amount which is to be paid, include: (i) "disability" prior to retirement (a term specifically defined in each agreement), in which case the employee will begin to receive a different and lesser annual amount starting shortly after the defined retirement age; and (ii) either termination of employment without cause or constructive termination following a "change of control," in which case the employee will be entitled to receive all or a portion of the maximum annual benefit depending upon the employee involved and the employee's length of service prior to termination. Generally, in those situations where the employee is terminated for cause, or where the employee voluntarily terminates his or her employment prior to retirement or other event triggering a right to payments under the agreement, the employee will not be entitled to the payment of any benefits. Due to special circumstances, however, and depending upon the date her employment is terminated, it is expected that Carol Rowland would be entitled to an amount not in excess of Thirty Thousand Dollars ($30,000), plus interest if her employment is terminated for cause or voluntarily by her prior to retirement.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors, executive officers and ten percent or more shareholders of the Corporation's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership of the Corporation's equity securities. Officers, directors and ten percent or more shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file. To the Corporation's knowledge, based solely on review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, during the fiscal year ended December 31, 1995, except for Director Aufmuth who failed to timely file one report on Form 4 for the month of November, 1995 but filed the report on January 9, 1996, all Section 16(a) filing requirements applicable to its executive officers, directors and beneficial owners of ten percent or more of the Corporation's equity securities appear to have been met.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS WITH MANAGEMENT AND OTHERS

    Except as described below, there have been no transactions, or series of similar transactions, during 1995, or any currently proposed transaction, or series of similar transactions, to which the Corporation or the Bank was or is to be a party, in which the amount involved exceeded or will exceed $60,000 and in which any director (or nominee for director) of the Corporation or the Bank, executive officer of the Corporation or the Bank, any shareholder owning of record or beneficially 5% or more of the Corporation's Common Stock, or any member of the immediate family of any of the foregoing persons, had, or will have, a direct or indirect material interest.

    The Bank leases its offices at 420 Cowper Street, Palo Alto, California 94301 from MPB Associates, a tenant-in-common arrangement in which seven directors of the Bank hold an approximate 51% interest. The acquisition of the Bank's leased premises by MPB Associates in 1990 did not result in a change in the terms of the Bank's lease.

    The lease, which originally expired in May 1993, has been extended through January 2000. The lease covers a ground floor area of 8,817 net rentable square feet and a second floor area of 9,217 net rentable square feet. The Bank pays an annual rental of $560,000 for the entire leased space. Additionally, the Bank pays real property taxes, utilities, and building insurance, to the extent they exceed, on an annual basis, $1.40 per rentable square foot, $1.60 per rentable square foot, and $0.17 per rentable square floor, respectively. The rent is adjusted every twelve months beginning June 1, 1997 in accordance with the change in the immediately preceding year over 1992 in the Consumer Price Index for All Urban Consumers, San Francisco/Oakland Metropolitan Area, All-Items (1967 = 100) as published by the U.S. Department of Labor, Bureau of Labor Statistics. The lease also contains a provision granting the Bank a right of first refusal to purchase the building during the term of the lease upon the same terms and conditions that the landlord is willing to accept from a third party.

CERTAIN BUSINESS RELATIONSHIPS

    Director Warren R. Thoits is a member of the law firm of Thoits, Love, Hershberger & McLean, which firm performed legal services for the Corporation and/or the Bank in 1995 and is expected to perform legal services for the Corporation and/or the Bank in 1996. The fees paid to said firm by the Corporation and/or the Bank in 1995 did not exceed five percent (5%) of said firm's gross revenues for the year.

INDEBTEDNESS OF MANAGEMENT

    The Corporation, through the Bank, has had, and expects in the future to have banking transactions in the ordinary course of its business with many of the Corporation's directors and officers and their associates, including transactions with corporations of which such persons are directors, officers or controlling shareholders, on substantially the same terms (including interest rates and collateral) as those prevailing for comparable transactions with others. Management believes that in 1995 such transactions comprising loans did not involve more than the normal risk of collectibility or present other unfavorable features. Loans to executive officers of the Corporation and the Bank are subject to limitations as to amount and purposes prescribed in part by the Federal Reserve Act, as amended.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    On October 19, 1994, the Corporation's Board of Directors approved the dismissal of the firm of Coopers and Lybrand, which had been the independent accountants for the Corporation's predecessor, San Mateo County Bancorp, since 1991, and approved the engagement of KPMG Peat Marwick LLP as the Corporation's independent accountants. The dismissal of Coopers and Lybrand was recommended and approved by the Corporation's Board of Directors based solely on the fact that KPMG Peat Marwick LLP represented the Corporation's wholly-owned subsidiary, Mid-Peninsula Bank, since 1987, and following the merger of WestCal National Bank, the wholly-owned subsidiary of San Mateo County Bancorp, with and into Mid-Peninsula Bank and the change in name of San Mateo County Bancorp to Mid-Peninsula Bancorp, which merger was effective on October 7, 1994, the Corporation's Board of Directors determined that it was in the best interests of the Corporation to engage KPMG Peat Marwick LLP based on their experience and knowledge of the operations and activities of Mid-Peninsula Bank. The reports of Coopers and Lybrand on the financial statements of the Corporation's predecessor, San Mateo County Bancorp, did not contain any adverse opinion or disclaimer of opinion or any qualification as to an uncertainty, audit scope, or accounting principle. There were no disagreements between San Mateo County Bancorp or the Corporation and Coopers and Lybrand on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Coopers and Lybrand, would have caused them to make a reference to the subject matter of the disagreement in their report. No reportable event as described in Item 304 of Regulation S-K occurred during San Mateo County Bancorp's two most recent fiscal years and subsequent interim period or subsequent interim period of the Corporation as of the date hereof. The Corporation reported the foregoing change in its accountants on a Form 8-K dated October 19, 1994, filed with the Securities and Exchange Commission on October 25, 1994. The Form 8-K included a letter from Coopers and Lybrand as an exhibit thereto in which Coopers and Lybrand agreed with the above description of the change in accountants.

    The Board of Directors of the Corporation has appointed KPMG Peat Marwick LLP to serve as the Corporation's public accountants for the 1996 fiscal year. KPMG Peat Marwick LLP has no interest, financial or otherwise, in the Company. The services rendered by KPMG Peat Marwick LLP during the 1995 fiscal year were audit services, consultation in connection with various accounting matters, and preparation of corporation income tax returns. The Board of Directors of the Corporation approved each professional service rendered by KPMG Peat Marwick LLP during the 1995 fiscal year, and the possible effect of each such service on the independence of that firm was considered by the Board of Directors before such service was rendered.

    Representatives of KPMG Peat Marwick LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire, and respond to questions.

                                 ANNUAL REPORT

    The Annual Report of the Corporation containing audited financial statements for the fiscal year ended December 31, 1995 is included in this mailing to shareholders.

                                   FORM 10-K

    A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IS AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO CAROL H. ROWLAND, CHIEF FINANCIAL OFFICER, MID-PENINSULA BANCORP, 420 COWPER STREET, PALO ALTO, CALIFORNIA 94301-1504.

                            SHAREHOLDER'S PROPOSALS

    Next year's Annual Meeting of Shareholders will be held on May 28, 1997. The deadline for shareholders to submit proposals for inclusion in the Proxy Statement and form of Proxy for the 1997 Annual Meeting of Shareholders is December 27, 1996. All proposals should be submitted by Certified Mail - Return Receipt Requested, to Warren R. Thoits, Secretary, Mid-Peninsula Bancorp, 420 Cowper Street, Palo Alto, California 94301-1504.

                                 OTHER MATTERS

    The Board of Directors knows of no other matters which will be brought before the Meeting, but if such matters are properly presented to the Meeting, proxies solicited hereby will be voted in accordance with the judgment of the persons holding such proxies. All shares represented by duly executed proxies will be voted at the Meeting in accordance with the terms of such proxies.

                                          MID-PENINSULA BANCORP
                                          By:        /s/ WARREN R. THOITS

                                             -----------------------------------
                                                      Warren R. Thoits,
                                                          SECRETARY

Palo Alto, California
April 22, 1996

                           MID-PENINSULA BANCORP
    PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 22, 1996

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned holder of Common Stock acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders of Mid-Peninsula Bancorp and the accompanying Proxy Statement dated April 22, 1996, and revoking any Proxy heretofore given, hereby constitutes and appoints Duncan L. Matteson, Edwin
E. van Bronkhorst and Warren R. Thoits, and each of them, with full power of substitution, as attorneys and proxies to appear and vote all of the shares of Common Stock of Mid-Peninsula Bancorp, a California Corporation, standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Shareholders of Mid-Peninsula Bancorp, to be held at 420 Cowper Street, Palo Alto, California on Wednesday, May 22, 1996, at 5:00 p.m. or at any postponements or adjournments thereof, upon the following items as set forth in the Notice of Meeting and Proxy Statement and to vote according to their discretion on all other matters which may be properly presented for action at the Meeting or any postponements or adjournments thereof. The above-named proxy holders are hereby granted discretionary authority to cumulate votes represented by the shares covered by this Proxy in the election of directors.

              UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE
                    VOTED "FOR" THE FOLLOWING ITEMS:

1. To elect as directors the nominees set forth below:

   / / FOR all nominees listed below          / / WITHHOLD AUTHORITY
   (except as marked to the                   to vote for all
   contrary below).                           nominees listed below.

   INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below:

   Lawrence A. Aufmuth, John F. Blokker, Allan F. Brown, Owen D. Conley, Murray B. Dey, Donald L. Hammond, David L. Kalkbrenner,
   R. Hewlett Lee, M.D., Helen C. Leong, George M. Marcus, Duncan L. Matteson, Donald H. Seiler, Warren R. Thoits, Bruce E. Van Alstyne,
   Edwin E. van Bronkhorst,

2. To transact such other business as may properly come before the Meeting.
                                                    (CONTINUED ON OTHER SIDE)

============================================================================

   THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS. THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS.

   Please date and sign exactly as your name(s) appear(s). When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners should sign. WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

         No. of Common Shares
                                         Dated: ___________________ , 1996.

                                         SHAREHOLDER(S)

                                         __________________________________

                                         __________________________________
w
                                         I/We  do / / or do not / / expect
                                         to attend this meeting.